Exhibit 10.4

December 27, 2024

OS Therapies Incorporated
115 Pullman Crossing Road, Suite 103

Grasonville, MD 21638

Attn.: Mr. Paul A. Romness, MPH

   Chief Executive Officer

Gentlemen:

This agreement (the “Agreement”) constitutes the agreement between Brookline Capital Markets, a division of Arcadia Securities, LLC (“Brookline” or the “Placement Agent”), and OS Therapies Incorporated, a Delaware corporation (the “Company”), that Brookline shall serve as the exclusive placement agent for the Company, on a “best efforts” basis, in connection with the proposed placement (the “Placement”) of shares of Series A Senior Convertible Preferred Stock, par value $0.001 per share (the “Preferred Shares”), convertible into shares (“Conversion Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), and warrants (each a “Warrant” and collectively, the “Warrants”) to purchase shares of Common Stock (the “Warrant Shares”), and together with the Preferred Shares, Conversion Shares and Warrants, collectively, the “Securities”). The terms of the Placement shall be mutually agreed upon by the Company, Brookline and the purchasers of the Securities (each, a “Purchaser” and collectively, the “Purchasers”). Nothing herein constitutes that Brookline would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement, including the Purchase Agreement (as hereinafter defined), Certificate of Designations (as defined in the Purchase Agreement), the Registration Rights Agreement (as defined in the Purchase Agreement) and the Warrants shall be collectively referred to herein as the “Transaction Documents.” The date of the closing of the Placement shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that Brookline’s obligations hereunder are on a best-efforts basis only and that the execution of this Agreement does not constitute a legal or binding commitment by Brookline to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of Brookline with respect to securing any other financing on behalf of the Company. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected dealers on its behalf in connection with the Placement. The sale of the Securities to any Purchaser will be evidenced by a securities purchase agreement (the “Purchase Agreement”) between the Company and such Purchaser in a form reasonably acceptable to the Company and Brookline. Capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement. Prior to the signing of the Purchase Agreement, officers of the Company will be available to answer inquiries from prospective Purchasers.

SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY; COVENANTS OF THE COMPANY.

The Company hereby represents, warrants, and covenants to the Placement Agent, as of the date hereof and as of the Closing Date (unless such representation, warranty, or agreement specifies a different date or time), as follows:

(A)	Private Placement. Assuming the accuracy of the representations of the Purchasers in the Purchase Agreement, the offer, issuance, and sale of the Securities (including the Conversion Shares issuable upon conversion of the Preferred Shares and the Warrant Shares issuable upon exercise of the Warrants) are and will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and have been or will be registered or qualified (or exempt from registration or qualification) under applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on their behalf, has engaged in any form of general solicitation or general advertising in connection with the offer and sale of the Securities, except as permitted under Regulation D or other applicable exemption. Other than the Company’s SEC filings, the Company has not distributed and will not distribute any offering materials in connection with the Placement, unless such materials are provided to the Placement Agent prior to or simultaneously with their delivery to potential investors. No offering materials presented or distributed by the Company shall contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

(B)	Compliance with Blue Sky Laws. The Company agrees to take all actions necessary to comply with applicable state securities or “blue sky” laws in connection with the Placement and sale of the Securities. This includes, without limitation, preparing and filing all required applications, notices, and forms, engaging counsel as necessary, paying all associated fees, and furnishing any required information to the Placement Agent or its subagents to facilitate compliance.

(C)	Right to Engage Selected Dealers and Subagents. The Placement Agent shall have the right to enter into agreements with selected dealers and subagents for the distribution of the Securities. The Company has been informed that the Placement Agent has entered into a selected dealer agreement with Ceros Financial Services, Inc. (“Ceros”).

(D)	Certain Fees. The Company represents and warrants that, except for the Placement Agent and Ceros, no person or entity is entitled to a finder’s fee, brokerage commission, or other payment from the Company in connection with the Placement.

(E)	Reliance. The Company agrees that the Placement Agent and Ceros may rely upon, and each is a third-party beneficiary of, the representations and warranties, and applicable covenants, set forth in any Transaction Documents.

SECTION 2.  REPRESENTATIONS OF THE PLACEMENT AGENT. The Placement Agent represents and warrants that it (i) is a member in good standing of FINRA, (ii) is registered as a broker/dealer under the Exchange Act, (iii) is licensed as a broker/dealer under the laws of the states applicable to the offers and sales of the Securities by such Placement Agent, (iv) is and will be a body corporate validly existing under the laws of its place of incorporation, and (v) has full power and authority to enter into and perform its obligations under this Agreement. The Placement Agent will immediately notify the Company in writing of any change in its status as such. The Placement Agent covenants that it will use its reasonable best efforts to conduct the Placement hereunder in compliance with the provisions of this Agreement and the requirements of applicable law, including Rule 506 of Regulation D. The Placement Agent shall offer and sell the Securities only to “accredited investors,” as that term is defined in Rule 501(a) promulgated under the Securities Act.

SECTION 3. COMPENSATION. In consideration of the services to be provided for hereunder, the Company shall pay to the Placement Agent or their respective designees the following compensation with respect to the Securities which they are placing:

A.  A cash fee (the “Cash Fee”) equal to the sum of (i) 7.0% of the aggregate cash proceeds received by the Company from any Purchaser or Purchasers other than the Reduced Fee Investors (as defined below) at the Closing of the Placement, plus (ii) 3.0% of the aggregate cash proceeds from any Reduced Fee Investors at the Closing of the Placement. For purposes hereof, the term “Reduced Fee Investor” shall mean any investor identified in Schedule A of this Agreement.

B. In addition, the Company agrees to pay the Placement Agent a fee (the “Warrant Success Fee”) in the form of warrants to purchase common stock of the Company (the “Agent Warrants”). The Agent Warrants shall be exercisable into Common Stock equal to (i) with respect to funds received from any Purchaser or Purchasers other than the Reduced Fee Investors, 7.0% of the Conversion Shares initially issuable upon conversion of the Preferred Shares issued at the Closing (without accounting for any conversion caps or similar limits), plus (ii) with respect to funds received from any Reduced Fee Investors, 3.0% of the Conversion Shares initially issuable upon conversion of the Preferred Shares issued at the Closing (the “Reduced Investor Warrant Success Fee”). The Placement Agent shall provide an investment representation to the Company with regard to its receipt of the Agent Warrants. The Agent Warrants shall have the same terms as the warrants issued to the Purchasers, including, for the avoidance of doubt, exercise price, resets and registration rights (except that the Agent Warrants shall not be allocated any portion of any cap on exercise required by the rules and regulations of the NYSE American applicable until any required stockholder approval is obtained), and the common stock issuable upon exercise of the Agent Warrants shall be registered for resale in the same registration statement or statements filed for the Purchasers’ securities.

C. Subject to compliance with FINRA Rule 5110(f)(2)(D), the Company agrees to reimburse the Placement Agent for all reasonable and documented out-of-pocket expenses incurred in connection with its engagement, including the reasonable and documented fees, costs, and disbursements of its legal counsel. The total reimbursement for such expenses shall equal $25,000 in fees for Placement Agent counsel, of which $12,500 was already paid by the Company, and $5,000 for other expenses, none of which has been paid. The remaining $17,500 shall be reimbursed directly from the gross proceeds raised in the Placement upon the Closing. In the event this Agreement terminates prior to the consummation of the Placement, the Placement Agent shall still be entitled to reimbursement for its actual and documented expenses incurred in connection with this engagement, up to a maximum of $17,500 in the aggregate. Reimbursement for such expenses shall be payable promptly upon submission by the Placement Agent of statements and supporting documentation to the Company. In addition, the Company agrees to reimburse Ceros the accountable sum of $15,000 for its legal fees and expenses, none of which has already been paid, and which shall be reimbursed directly from the gross proceeds raised in the Placement upon the Closing.

D. The Placement Agent reserves the right to reduce any item of its compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that such Placement Agent’s aggregate compensation is in excess of FINRA rules or that the terms thereof require adjustment.

E. The Company has been informed by the Placement Agent that Ceros shall be entitled to a maximum of 33.3% of the Cash Fee, Warrant Success Fee and Reduced Investor Warrant Success Fee associated with the Placement.

SECTION 4.   INDEMNIFICATION. The Company agrees to the indemnification and other agreements set forth in the Indemnification Provisions (the “Indemnification”) attached as Addendum A to the engagement agreement entered into by and between the Company and Brookline on December 10, 2024 (the “Engagement Letter”). The provisions of the Indemnification are incorporated herein by reference and shall survive the termination or expiration of this Agreement. The Company further agrees that the Indemnification shall extend to Ceros.

SECTION 5. ENGAGEMENT TERM. The Placement Agent’s engagement hereunder shall be from the date hereof and continue until the Closing Date of the Placement or, in any event, 30 Business Days following the date hereof (the “Term”) unless otherwise extended by mutual agreement. Notwithstanding the expiration or termination of this Agreement, the provisions concerning confidentiality, indemnification, and contribution, as well as the Company’s obligations contained in the Indemnification, shall survive any such expiration or termination. The Placement Agent agrees to use any confidential information concerning the Company provided to it solely for purposes contemplated under this Agreement and in accordance with applicable confidentiality obligations. The Tail as set forth in the Engagement Letter shall remain in full force and effect as set forth therein.

SECTION 6. PLACEMENT AGENT INFORMATION. The Company agrees that any information or advice rendered by the Placement Agent in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without the Placement Agent’s prior written consent. This paragraph shall not relate to any information contained in the Transaction Documents, investor presentations, SEC filings or other materials intended for communication to investors or stockholders of the Company.

SECTION 7. NO FIDUCIARY RELATIONSHIP. This Agreement does not create and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification hereof. The Company acknowledges and agrees that the Placement Agent is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of such Placement Agent hereunder, all of which are hereby expressly waived.

SECTION 8. CLOSING. The obligations of the Placement Agent, and the closing of the sale of the Securities hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company contained herein and in the Purchase Agreement, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions, except as otherwise disclosed to and acknowledged and waived by the Placement Agent to the Company:

A. All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

B. On the Closing Date, the Placement Agent shall have received from outside counsel to the Company such counsel’s written opinions, addressed to the Placement Agent and the Purchasers and dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent, the Purchasers, and Placement Agent’s legal counsel.

C. On the Closing Date, Placement Agent shall have received a certificate of the chief executive officer of the Company, dated, as applicable, as of the date of such Closing, to the effect that, as of the date of this Agreement and as of the applicable date, the representations and warranties of the Company contained herein and in the Purchase Agreement were and are accurate in all material respects, except for such changes as are contemplated by this Agreement and except as to representations and warranties that were expressly limited to a state of facts existing at a time prior to the applicable Closing Date, and that, as of the applicable date, the obligations to be performed by the Company hereunder on or prior thereto have been fully performed in all material respects. .

D. On the Closing Date, Placement Agent shall have received a certificate of the Secretary of the Company, dated, as applicable, as of the date of such Closing, certifying to the organizational documents, good standing in the state of incorporation of the Company and board resolutions relating to the Placement of the Securities from the Company.

E. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

F. The Company shall have prepared and will file with the Commission a Form 8-K with respect to the Placement, including as an exhibit thereto this Agreement, promptly following the Closing Date.

G. The Company shall have entered into a Purchase Agreement with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations, warranties and covenants of the Company as agreed between the Company and the Purchasers.

E. Prior to Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Placement Agent or to Placement Agent’s counsel pursuant to this Section 8 shall not be reasonably satisfactory in form and substance to the Placement Agent and to Placement Agent’s legal counsel, all obligations of the Placement Agent hereunder may be cancelled by the Placement Agent at, or at any time prior to, the consummation of a Closing. Notice of such cancellation shall be given to the Company in writing or orally. Any such oral notice shall be confirmed promptly thereafter in writing.

SECTION 9. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State, without regard to the conflicts of laws principles thereof. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the federal court located in New York, New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding. This paragraph shall survive any termination of this Agreement, in whole or in part.

SECTION 10. ENTIRE AGREEMENT/MISC. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof. Notwithstanding anything to the contrary set forth herein, it is understood and agreed by the parties hereto that all other terms and conditions of the Engagement Letter, including, for the avoidance of doubt, the Indemnification and the tail provisions thereof, shall remain in full force and effect.

SECTION 11. CONFIDENTIALITY. The Placement Agent (i) will keep the Confidential Information (as such term is defined below) confidential and will not (except as required by applicable law or stock exchange requirement, regulation or legal process (“Legal Requirement”), without the Company’s prior written consent, disclose to any person any Confidential Information, and (ii) will not use any Confidential Information other than in connection with the Placement. The Placement Agent further agrees to disclose the Confidential Information only to its Representatives (as such term is defined below) who need to know the Confidential Information for the purpose of the Placement, and who are informed by the Placement Agent of the confidential nature of the Confidential Information. The term “Confidential Information” shall mean, all confidential, proprietary and non-public information (whether written, oral or electronic communications) furnished by the Company to the Placement Agent or its Representatives in connection with the Placement Agent’s evaluation of the Placement. The term “Confidential Information” will not, however, include information which (i) is or becomes publicly available other than as a result of a disclosure by the Placement Agent or its Representatives in violation of this Agreement, (ii) is or becomes available to the Placement Agent or any of its Representatives on a non-confidential basis from a third-party, (iii) is known to the Placement Agent or any of its Representatives prior to disclosure by the Company or any of its Representatives, or (iv) is or has been independently developed by the Placement Agent and/or the Representatives without use of any Confidential Information furnished to it by the Company. The term “Representatives” shall mean the Placement Agent’s directors, board committees, officers, employees, financial advisors, attorneys and accountants. This provision shall be in full force until the earlier of (a) the date that the Confidential Information ceases to be confidential and (b) two (2) years from the date hereof. Notwithstanding any of the foregoing, in the event that the Placement Agent or any of their respective Representatives are required by Legal Requirement to disclose any of the Confidential Information, such Placement Agent and their respective Representatives will furnish only that portion of the Confidential Information which such Placement Agent or their respective Representative, as applicable, is required to disclose by Legal Requirement as advised by counsel, and will use reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information so disclosed.

SECTION 12. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is sent to the email address specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is sent to the email address on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the third business day following the date of mailing, if sent by U.S. internationally recognized air courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

SECTION 13. PRESS ANNOUNCEMENTS. The Company agrees that the Placement Agent shall, from and after any Closing, have the right to reference the Placement and the Placement Agent’s role in connection therewith in the Placement Agent’s marketing materials and on its website and to place advertisements in financial and other newspapers and journals, in each case at its own expense, and will provide copies to the Company in advance for its reasonable review.

[Signature page to follow.]

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

OS THERAPIES INCORPORATED

By	/s/ Paul Romness
Name:	Paul A. Romness, MPH
Title:	Chief Executive Officer

Confirmed:

BROOKLINE CAPITAL MARKETS, A DIVISION OF ARCADIA SECURITIES, LLC
By	/s/ William B. Buchanan Jr.
Name:	William B. Buchanan Jr.
Title:	Managing Partner

Schedule A

●	Mill River Partners LLC

●	Einodmil LLC

●	Mark Kutner

●	David E Alperstein

●	David Stade Capital

●	George Connors

●	Rajai & Kathy Zumot

●	Salt LLC (Zumot)

●	Elizabeth Ann Hefner

●	Kevin Connerty

●	Larry Tubbs

●	Larry Pickett

●	Joseph Kimmitt

●	Edwin Kuhn

●	Kevin Hendricks

●	Mark & Katelynn Pontow

●	Katherine Mitchell

●	Sheila Foster

●	Jim & Karen Prieur

●	Hacket Family Trust

●	Lars Bader

●	ERNEST W MOODY REVOCABLE TRUST

●	MENACHEM M KRINSKY

●	ICE MIG LLC

●	Einodmil

●	Larry Tubbs

●	Eleanor Patout

●	Kevin Hendricks

●	Lance Rice

Schedule A-1

●	Bill Brakefield

●	Paul A. Romness, MPH

●	Christopher P. Acevedo

●	Robert G. Petit, Ph.D.

●	Colin A. Goddard, Ph.D.

●	Joacim Borg

●	John Ciccio(4)

●	Theodore F. Search, Pharm.D.(4)

●	Eleanor Patout

●	Adam Kent

●	Burt Stangarone

●	Chris Warren

●	Chris Warren

●	David E Alperstein

●	David Stade

●	Dr. Robert Niecestro

●	Edwin Kuhn

●	Elizabeth Ann Hefner

●	George Connors

●	H. Edward Dobroski

●	Hackett Family Trust, 7/28/98 (Terry Hackett)

●	Jim and Karen Prieur JTWROS

●	Joseph Kimmitt

●	Katherine Mitchell

●	Kevin Hendricks

●	Larry Pickett

●	Kevin Connerty

●	Larry Tubbs

Schedule A-2

●	Lars Bader

●	Marcia Kent Spousal Lifetime Access Trust

●	Mark & Katelynn Pontow

●	Mark Kutner

●	Rajai & Kathy Zumot

●	Ryan Malfitano

●	Salt LLC (Zumot)

●	Satterfield Vintage

●	Scott C. Rooney

●	Sheila Foster

●	T.J. Brown Living Trust (T.J. Brown Trustee)

●	Ernest W. Moody Revocable Trust

●	Menachem M. Krinsky

●	Ice Mig LLC

●	Adam Kent

●	Adolfo & Donna Carmona

●	Afshin Safavi

●	Albert Valetutti

●	ERIC ALEJANDRO SWEET-CORDERO

●	Alexander Berger

●	Alexander Rosemurgy

●	Allison Banziger

●	Anders Malm

●	Andy Steinberg

●	Anthony Barrett

●	Anthony Wilhelm

Schedule A-3

●	Ascent Biomedical Ventures II NY, LLP

●	Avril McKean Dieser

●	Barrett 2012 Irrevacable Trust

●	Bergen Romness

●	Bill Brakefield

●	Brad Andonian

●	Brenda Shipplett Trust

●	Brenda Weigel, MD

●	Burt Stangarone

●	Burt Stangarone

●	Candice & Edoard Bourgeouis

●	Chadwick Hampton

●	Charles Andonian

●	Charles Andonian

●	CEDE & CO (Catch all for Investors with no valid EIN/SS#)

●	Childrens Cancer Research Fund

●	Chitayat Holding LLC

●	Chris Acevedo 200,000 founder shares awarded FMV $1

●	Chris Warren

●	Christopher Gravagna

●	Clayton A. Struve

●	Colin Goddard

●	Colorectal Cancer Alliance

●	Cotswold Group, LLC - Ingram D Tynes

●	Currier Family Trust (Trustee Bradford L. Currier)

●	Daniel Haller

Schedule A-4

●	Dariush Baghai

●	David Berger

●	David Dent

●	David Jawarski

●	David Lubetkin Rev Trust dtd 08 31 2017

●	David Romness

●	David Stade

●	Debbie Rand

●	Dechutes I, LP (Robert Levitt)

●	Diane Fernandez

●	Donald P. Sesterhenn

●	Dr. Robert Niecestro

●	Dyke Rogers

●	Edwin Kuhn

●	Eleanor Patout

●	ELI GHOORI ORSHOSHANA ISSAKOV

●	Elizabeth Ann Hefner

●	Elizabeth Morse

●	Elk Woods Partners, LLC - (Monica A Vascon Porter Daniel W Porter)

●	Elliot Haller

●	ELLIOT J KAHAN-ATARA B KAHAN

●	Equity Trust Company Custodian fbo Daniel Baum IRA

●	Ernest W. Moody Revocable Trust

●	Ethos Partners

●	Evan Plauche

Schedule A-5

●	WODAJO AREGAWI JOINT REVOCABLE TRUST

●	Francis Russo

●	Frank Jackson

●	George Connors

●	George Pontikes

●	George Rohlinger

●	Gerald Commissiong

●	Gerard P Stuchbury

●	Gregory Michael Kobrick

●	H. Edward Dobroski

●	Hackett Family Trust, 7/28/98 (Terry Hackett)

●	Hans Johan Bos

●	Harry Meisner

●	Harry Meisner

●	Hayden Romness

●	Holland Park Holding Group, LP (Richard Johnson)

●	ICE MIG LLC

●	Index Equity US LLC

●	IRAR Trust FBO Christopher Warren

●	Isaac Rami

●	J&C Resources LLC

●	John L. Doll

●	Jacqueline Hawthorne Trust

Schedule A-6

●	James E. Doll

●	James Rosemurgy

●	James Rotsart

●	James Schulz

●	Jay Ghazal

●	Jay N Nelson Trust

●	Jeffrey C Miller

●	Jennifer Redmond

●	Jim & Karen Prieur

●	Jim and Karen Prieur JTWROS

●	JOE LIEBERMANOR SHIRA KIRSCH

●	Johanny De La Paz

●	John Ciccio

●	HADDEN FAMILY 2007 EXEMPT TRUST

●	John Hughes

●	John P White

●	Jonathan Barrett

●	Joseph Kimmitt

●	Josh Haller

●	Joshua Movtady

●	Jules Musing - Noble Capital

●	Jutta Wanner

●	Katherine Mitchell

●	Kathy & Rajai Zumot

●	Keith Kordich

Schedule A-7

●	Kevin Connerty

●	Kevin Hendricks

●	Kevin Mulcahy

●	Kevin Urgo

●	Kim Mann

●	Lance Rice

●	Larry Pickett

●	Larry Tubbs

●	Lars Bader

●	Leeor Cohen

●	Leon Haller

●	Maneesh Pingle

●	Marcia Kent Spousal Lifetime Access Trust

●	Mark & Katelynn Pontow

●	Mark Farkhan

●	Mark Irion

●	Mark Kutner

●	Mark Romness

●	Martin Keane

●	Meenaksi Hedge, MD

●	MENACHEM M KRINSKY

●	Michael Coakley

●	Michael G Egge

●	Michelle Bernstein Trust

●	Mill Partners LLC

●	Miriam Cohen

●	Miriam Cohen & Scott Cohen

●	Mordechai Touger

●	Nabil M. Ahmed, MD

●	Natalie Ramirez

●	Nathan Snyder

●	Nechemia M Lieberman

Schedule A-8

●	Nico P. Pronk - Noble Capital

●	Nico Pronk

●	Norman Rogers

●	Oasis Capital LLC

●	Olivia Egge

●	Omar Wain

●	Osteosarcoma Collaborative

●	OSTEOSARCOMA TRUST

●	Paul and Marcy Valetutti

●	Paul Romness, MHP

●	Pavel Vodkin

●	Peter Anderson, MD

●	Peter Bernstein Trust

●	Peter Hegel

●	Peter Schiffers

●	Proactive Capital Partners LP

●	Rajai & Kathy Zumot

●	Rebecca Stern

●	Rev Liv Trust of Ivonne M Letschert

●	Robert Abiusi

●	Robert Hawthorne Trust

●	Robert Petit, PhD

●	Sarah Azrak

●	Ryan Malfintano

●	Salt LLC (Zumot)

●	Sam & Lorraine Oliphant

●	Satterfield Vintage Investments, L.P. (Thomas Satterfield)

●	Satterfiled Vintage Investments

●	Scott Rooney

●	Shalom Auerbach

Schedule A-9

●	Shane Prieto

●	Sheila Foster

●	Sixth Borough Capital Fund, LP

●	Stateside Developments USA

●	Stephen Kingsley

●	Steve & Vig Novak

●	Steven Shumpert

●	Steve Ward

●	Steven Wilamowsky

●	Surfside Angels LLC - Zalmi Duchman

●	T.J. Brown Living Trust (T.J. Brown Trustee)

●	Team Arnav Foundation

●	Theodore Search

●	Theresa Beech

●	Thomas Nolan

●	Tichenor Ventures, LLC

●	Tim Search

●	Tim Stezzi

●	Tony & Kelly Trent

●	Ty Clemons

●	Viren Mehta

●	Yaacov Biston

●	Yaakov Jacobovich

●	Yaakov M Winograd

●	TOMMY SATTERFIELD

●	DAVE SABEY

●	ALPHA SHERPA

●	FOSTER

●	PARK

●	MATT WEINBERG

●	PONTIKES

●	ROBERT NIECESTRO

Schedule A-10